Amplifiers
Power Management
Processors
DSP
RF
MEMS
Converters

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ADI to Acquire Hittite Microwave Corporation June 9, 2014 The World Leader in High Performance Signal Processing Solutions Exhibit 99.1

Forward-Looking Statements
This presentation contains forward-looking statements, which address a variety of subjects including, for example, the expected timetable for closing of the transaction between ADI and Hittite Microwave Corporation, the expected benefits and synergies of the transaction, including the effect of the transaction on ADI’s non-GAAP earnings, ADI’s expected product development and technical advances resulting from the transaction, the availability of debt financing for the transaction and ADI’s guidance for its third and fourth quarters of fiscal year
2014. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements.
Such statements are based on our current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the closing of the transaction is subject to the tender of shares by Hittite Microwave Corporation stockholders representing at least a majority of the outstanding fully-diluted shares; the receipt of regulatory approvals, and other closing conditions, the non-satisfaction of which may delay or prevent the closing of the transaction; higher than expected or unexpected costs associated with or relating to the transaction; the expected benefits, synergies and growth prospects of the transaction may not be achieved in a timely manner, or at all; Hittite Microwave
Corporation’s business may not be successfully integrated with ADI’s following the closing; and disruption from the transaction may adversely affect Hittite Microwave Corporation’s relationships with its customers, suppliers or employees. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to both ADI’s and Hittite Microwave Corporation’s filings with the Securities and Exchange Commission, including the risk factors contained in each of
ADI’s and Hittite Microwave Corporation’s most recent Quarterly Reports on Form 10-Q. Forward-looking statements represent management’s current expectations and are inherently uncertain. Except as required by law, we do not undertake any obligation to update forward-looking statements made by us to reflect subsequent events or circumstances.
Important Additional Information Will Be Filed with the Securities and Exchange Commission
This presentation is neither an offer to purchase nor a solicitation of an offer to sell shares of Hittite Microwave Corporation. At the time the tender offer is commenced, ADI will file with the Securities and Exchange Commission (“SEC”) and mail to Hittite Microwave Corporation’s stockholders a Tender Offer Statement and Hittite Microwave Corporation will file with the SEC and mail to its stockholders a Tender Offer
Solicitation/Recommendation Statement in connection with the transaction.  These documents will contain important information about ADI,
Hittite Microwave Corporation, the transaction and other related matters.  Investors and security holders are urged to read each of these documents carefully when they are available. Investors and security holders will be able to obtain free copies of the Tender Offer
Statement, the Tender Offer Solicitation/Recommendation Statement and other documents filed with the SEC by ADI and Hittite Microwave
Corporation through the website maintained by the SEC at www.sec.gov.  In addition, investors and security holders will be able to obtain free copies of these documents from ADI or Hittite Microwave Corporation by contacting ADI’s Director of Investor Relations at Analog
Devices, Inc., One Technology Way, Norwood, Massachusetts 02062; telephone: 781-461-3282 or by contacting Hittite Microwave
Corporation’s Chief Financial Officer at Hittite Microwave Corporation, 2 Elizabeth Drive Chelmsford, Massachusetts 01824; telephone:
978-250-3343.

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Hittite MICROWAVE CORPORATION

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Today’s Announcement
ADI signs definitive agreement to acquire Hittite Microwave Corporation
Offer price for Hittite of $78.00 per share;
Enterprise value of approximately $2.0 billion
Expected to be accretive on a non-GAAP basis
Expected to close near the end of ADI’s third fiscal quarter, subject to regulatory clearance and other customary closing conditions

Amplifiers
Power Management
Processors
DSP
RF
MEMS
Converters

[redacted]

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DEVICES

[redacted]

Current Assets
Cash and Cash Equivalents
Short-Term Investments
Net Receivables
Inventory
Other Current Assets
Total Current Assets
Long Term Assets
Long-Term Investments
Fixed Assets
Goodwill
Intangible Assets
Other Assets
Deferred Asset Charges
Total Assets
Current Liabilities
Accounts Payable
Short-Term Debt / Current Portion of Long-Term Debt
Other Current Liabilities
Total Current Liabilities
Long-Term Debt
Other Liabilities
Deferred Liability Charges
Misc. Stocks
Minority Interest
Total Liabilities
Stock Holders Equity
Common Stocks
Capital Surplus
Retained Earnings
Treasury Stock
Other Equity
Total Equity
Total Liabilities & Equity

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DEVICES

ADI Strategy

Diversify Across
Industrial,
Communications &
Automotive
Lead in Signal
Processing
Technology
Converter
Leader
High Performance
Amplifier
Leader
Sustain Growth,
High Profits & Strong
Balance Sheet

Amplifiers
Power Management
Processors
DSP
RF
MEMS
Converters

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DEVICES

Current Assets
Cash and Cash Equivalents
Short-Term Investments
Net Receivables
Inventory
Other Current Assets
Total Current Assets
Long-Term Assets
Long-Term Investments
Fixed Assets
Goodwill
Intangible Assets
Other Assets
Deferred Asset Charges
Total Assets
Current Liabilities
Accounts Payable
Short-Term Debt / Current Portion of Long-Term Debt
Other Current Liabilities
Total Current Liabilities
Long-Term Debt
Other Liabilities
Deferred Liability Charges
Misc. Stocks
Minority Interest
Total Liabilities
Stock Holders Equity
Common Stocks
Capital Surplus
Retained Earnings
Treasury Stock
Other Equity
Total Equity
Total Liabilities & Equity

ADI Acquisition of Hittite

Advances Our
Technology Position
Expands Our Market
Opportunity
Strengthens ADI’s
Outstanding Financial
Performance
Gives ADI the ability
to convert the entire
frequency spectrum
Strengthens ADI
position as a
strategic supplier
Accelerates growth
by expanding market
in ADI’s core
businesses of
industrial, comms
infrastructure, and
automotive
Expected to be
accretive* to gross
margins, operating
profits and EPS
*On a non-GAAP basis (excluding transaction costs and the amortization of intangibles associated with the transaction)

Hittite Overview
Decades long focus in high performance
RF and microwave technology
Extensive product portfolio includes
integrated circuits, modules,
and subsystem solutions
Specializes in technically demanding
and mission-critical industrial
and communications applications
Fabless business model focuses resources
on circuit design and applications engineering
Headquartered in Massachusetts;
approximately 500 employees worldwide

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Hittite
MICROWAVE CORPORATION

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ADI + Hittite

Magnetic
Resonance
Imaging (MRI)
Wireless Data,
Toll Tags
Cellular
2G, 3G, 4G
CATV & Cable
Modem
RFID,
Telematics
GPS
DVB,
Satellite
Radio
WiMAX
Wireless LAN
Access Points
Test
Equipment
Short Haul
SDH / PDH
Radio Links
Satellite
Payload
Comms &
Telemetry
Consumer
& Industrial
VSAT
24G
Advanced
Driver
Assistance
Systems
Scientific
Imaging &
Measurement
SATCOM
Terminal
Eband
Pt-to-Pt
Systems
77G
Advanced
Driver
Assistance
Systems
VBand
Pt-to-Pt
Systems
Military
Radar &
Counter-
Measures
DBS,
Industrial
Imaging
5G
Comms
Radio Wave Microwave Millimeter Wave
0 GHz 6 GHz 20 GHz 110 GHz
E
L E C T R O M A G N E T I C
F
R E Q U E N C Y
S
P E C T R U M
C
O M B I N E D
C
A P A B I L I T I E S

Amplifiers
Power Management
Processors
DSP
RF
MEMS
Converters

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AD8283
RADAR AFE

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Advanced
Driver
Assistance
Systems

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ADI + Hittite
Expands Opportunities within Industrial, Communications, and Automotive

Cellular infrastructure
Microwave
Broadband
Fiber Optic Networks
Test and
Measurement
Aerospace
Defense
Advanced Driver
Assistance Systems
Automotive
Communications Infrastructure
Industrial
Strong
technology
and expertise
Highly
sophisticated
solutions earn
high profits
Expands
addressable
market

Amplifiers
Power Management
Processors
DSP
RF
MEMS
Converters

- ≈
- ≈

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Financial Considerations

Terms
$78.00 in cash
Consideration
Financing
Structure
Tender offer to be launched in approximately 10 business days
ADI will fund transaction with a combination of cash on hand and short-term debt financing
Continued commitment to returning cash to shareholders through dividends and share repurchases
Ample available liquidity
$2.5 billion equity value
$2.0 enterprise value

ADI + Hittite
Generating Growth, High Profits & Cash Flow

Key LTM Financial Metrics
(1)
ADI Hittite ADI + Hittite
$2,675M
65.3%
30.9%
$898M
34%
$277M
69.6%
38.1%
$84M
30%
$2,952M
65.7%
31.6%
$982M
33%
(2) ADI and Hittite operating profits exclude one-time items
(3) Calculated as cash flow from operations divided by revenue
(1)    ADI Last Twelve Months (LTM) ended May 3, 2014 and Hittite LTM ended March 31, 2014
Revenue:
Gross profit margin:
Operating margin
(2)
:
Cash flow from operations
Cash flow as a % of revenue
(3)

Amplifiers Power Management Processors DSP RF MEMS Converters

ADI + Hittite
Advances ADI’s Strategy
Adds significant revenue
growth to ADI’s industrial
and communications
businesses
Approaching $1B in
Amplifier/RF revenue
through expansion into
higher frequency ranges,
especially microwave
Strengthens ADI’s high
performance RF and
microwave expertise
required to address
megatrend of ubiquitous
connectivity

$M
Revenue
by Market
Revenue
by Product Category
+39%
+11%
+25%
Fiscal year 2013
$0
$500
$1,000
$1,500
Industrial Comms
ADI Hittite
$0
$500
$1,000
Amplifiers/RF

Conclusion

Expands ADI’s Position In High
Performance Signal Processing Solutions
and drives growth in key markets
Strong complementary position in RF
and microwave applications
Allows ADI to provide more complete and
differentiated solutions for our customers
Expected to be accretive to margins and
EPS on a non-GAAP basis

Q&A 13

Amplifiers
Power Management
Processors
DSP
RF
MEMS
Converters

ANALOG DEVICES

Thank You June 9, 2014 The World Leader in High Performance Signal Processing Solutions

Important Additional Information Will Be Filed
with the Securities and Exchange Commission
This presentation is neither an offer to purchase nor a solicitation of an offer to sell shares of Hittite Microwave Corporation. At the time the tender offer is commenced,
ADI will file with the Securities and Exchange Commission (“SEC”) and mail to
Hittite Microwave Corporation’s stockholders a Tender Offer Statement and Hittite
Microwave Corporation will file with the SEC and mail to its stockholders a Tender
Offer Solicitation/Recommendation Statement in connection with the transaction.
These documents will contain important information about ADI, Hittite Microwave
Corporation, the transaction and other related matters.  Investors and security holders are urged to read each of these documents carefully when they are available. Investors and security holders will be able to obtain free copies of the
Tender Offer Statement, the Tender Offer Solicitation/Recommendation Statement
and other documents filed with the SEC by ADI and Hittite Microwave Corporation through the website maintained by the SEC at www.sec.gov.  In addition, investors and security holders will be able to obtain free copies of these documents from ADI or Hittite Microwave Corporation by contacting ADI’s Director of Investor Relations at Analog Devices, Inc., One Technology Way, Norwood, Massachusetts 02062;
telephone: 781-461-3282 or by contacting Hittite Microwave Corporation’s Chief
Financial Officer at Hittite Microwave Corporation, 2 Elizabeth Drive Chelmsford,
Massachusetts 01824; telephone:  978-250-3343.